UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 6, 2023

PEOPLES FINANCIAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Mississippi (State or Other Jurisdiction of Incorporation)
001-12103 (Commission File Number)	64-0709834 (IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS (Address of Principal Executive Offices)	39530 (Zip Code)
(228) 435-5511 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
None	PFBX	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

In the fourth quarter of 2022, following a competitive process to determine the Company’s independent registered public accounting firm for this year, Postlethwaite and Netterville “(P&N)” of Baton Rouge, Louisiana, was engaged to serve as the independent registered public accounting firm for Peoples Financial Corporation (the “Company”) for the fiscal year ending December 31, 2023.

The Company has since been notified P&N has combined with EisnerAmper LLP (“EisnerAmper”) (“the Practice Combination”), and independent audits previously conducted by P&N will be conducted by EisnerAmper as a result of the Practice Combination. Therefore,P&N effectively resigned as the Company’s independent registered public accounting firm and EisnerAmper, as the successor to P&N following the Practice Combination, will serve as the Company’s independent registered public accounting firm. On December 6, 2023 the Company’s Board of Directors approved the retention of EisnerAmper as the Company’s independent registered public accounting firm. As of the date of this Current Report on Form 8-K, EisnerAmper is registered with the Public Company Accounting Oversight Board.

From the date of P&N’s appointment as the Company’s independent registered public accounting firm through December 6, 2023, there were no disagreements with P&N on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved by P&N’s satisfaction, would have caused P&N to make reference to the subject matter of the disagreement in their reports on the company’s consolidated financial statement for 2023. Additionally, during the interim periods through December 06, 2023, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided P&N a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that P&N furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements in this Current Report. A copy of P&N’s letter to the Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the most recent fiscal year and interim periods through December 6, 2023, the Company has not consulted with EisnerAmper on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where a written report was provided or oral advice was provided that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Postlethwaite & Netterville to the Securities and Exchange Commission, dated December 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2023

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO